Investments	12 Months Ended
Dec. 31, 2016
Investments Schedule [Abstract]
Investments
INVESTMENTS
Our securities are reported at fair value, with the changes in fair value of these securities (other than hybrid securities and derivative instruments) reported as a component of accumulated other comprehensive income, net of deferred income taxes. The changes in fair value of the hybrid securities and derivative instruments are recorded as a component of net realized gains (losses) on securities.
The following tables present the composition of our investment portfolio by major security type, consistent with our internal classification of how we manage, monitor, and measure the portfolio. The net holding period gains (losses) represent the amounts realized on our hybrid securities only.

($ in millions)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Net Realized Gains (Losses)	Fair Value	% of Total Fair Value
December 31, 2016
Fixed maturities:
U.S. government obligations	$2,899.2	$0	$(29.1)	$0	$2,870.1	12.2%
State and local government obligations	2,509.5	13.8	(20.7)	0	2,502.6	10.7
Foreign government obligations	24.5	0	0	0	24.5	0.1
Corporate debt securities	4,557.8	17.3	(24.3)	0.1	4,550.9	19.4
Residential mortgage-backed securities	1,448.5	23.7	(15.0)	1.5	1,458.7	6.2
Agency residential pass-through obligations	41.2	0	(0.6)	0	40.6	0.2
Commercial mortgage-backed securities	2,266.9	12.0	(25.5)	0	2,253.4	9.6
Other asset-backed securities	2,350.7	4.6	(4.4)	0.2	2,351.1	10.0
Redeemable preferred stocks	188.8	5.1	(2.0)	0	191.9	0.8
Total fixed maturities	16,287.1	76.5	(121.6)	1.8	16,243.8	69.2
Equity securities:
Nonredeemable preferred stocks	734.2	135.4	(16.1)	0	853.5	3.6
Common equities	1,437.5	1,377.0	(2.1)	0	2,812.4	12.0
Short-term investments	3,572.9	0	0	0	3,572.9	15.2
Total portfolio[1,2]	$22,031.7	$1,588.9	$(139.8)	$1.8	$23,482.6	100.0%

($ in millions)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Net Realized Gains (Losses)	Fair Value	% of Total Fair Value
December 31, 2015
Fixed maturities:
U.S. government obligations	$2,425.4	$4.4	$(0.6)	$0	$2,429.2	11.6%
State and local government obligations	2,677.6	47.5	(3.7)	0	2,721.4	13.0
Foreign government obligations	18.6	0	0	0	18.6	0.1
Corporate debt securities	3,713.2	11.3	(33.0)	0.1	3,691.6	17.6
Residential mortgage-backed securities	1,726.0	22.1	(20.6)	(0.8)	1,726.7	8.3
Agency residential pass-through obligations	90.3	0.1	(1.1)	0	89.3	0.4
Commercial mortgage-backed securities	2,665.7	16.9	(29.4)	0	2,653.2	12.7
Other asset-backed securities	1,771.1	1.4	(5.1)	0.5	1,767.9	8.4
Redeemable preferred stocks	260.0	17.6	(43.3)	0	234.3	1.1
Total fixed maturities	15,347.9	121.3	(136.8)	(0.2)	15,332.2	73.2
Equity securities:
Nonredeemable preferred stocks	674.2	122.8	(15.7)	1.3	782.6	3.7
Common equities	1,494.3	1,170.4	(14.2)	0	2,650.5	12.7
Short-term investments	2,172.0	0	0	0	2,172.0	10.4
Total portfolio[1,2]	$19,688.4	$1,414.5	$(166.7)	$1.1	$20,937.3	100.0%

[1] Our portfolio reflects the effect of unsettled security transactions and collateral on any open derivative positions; at December 31, 2016, $27.8 million was included in "other liabilities," compared to $23.1 million in "other assets" at December 31, 2015.
[2] The total fair value of the portfolio at both December 31, 2016 and 2015 included $1.3 billion of securities held in a consolidated, non-insurance subsidiary of the holding company, net of any unsettled security transactions.
At December 31, 2016, bonds and certificates of deposit in the principal amount of $206.6 million were on deposit to meet state insurance regulatory and/or rating agency requirements. We did not hold any securities of any one issuer, excluding U.S. government obligations, with an aggregate cost or fair value exceeding 10% of total shareholders’ equity at December 31, 2016 or 2015. At December 31, 2016, we did not hold any debt securities that were non-income producing during the preceding 12 months.
Short-Term Investments Our short-term investments may include commercial paper and other investments that are expected to mature within one year. We did not hold any treasury bills issued by the Australian government at December 31, 2016, compared to $2.5 million at December 31, 2015, which were included in short-term investments. We did not hold any repurchase transactions where we lent collateral at December 31, 2016 or 2015. During 2016, we entered into repurchase commitment transactions, which were open for a total of three days. In these transactions, we loaned U.S. Treasury securities to internally approved counterparties in exchange for cash equal to the fair value of the securities. These transactions were entered into as overnight arrangements. On the days that we invested in repurchase transactions, the largest single outstanding balance was $240.0 million, which was open for two days; the average daily balance was $217.0 million.
Also included in short-term investments are reverse repurchase commitment transactions, where we loan cash to approved counterparties and receive U.S. Treasury Notes pledged as collateral against the cash borrowed. Our exposure to credit risk is limited due to the nature of the collateral (i.e., U.S. Treasury Notes) received. We have counterparty exposure on these trades in the event of a counterparty default to the extent the general collateral security's value is below the amount of cash we delivered to acquire the collateral. The short-term duration of the transactions (primarily overnight) reduces that exposure.
We had no open reverse repurchase commitments at December 31, 2016 or December 31, 2015. During 2016, our largest outstanding balance of reverse repurchase commitments was $265.0 million, which was open for one day. For the 38 days we invested in these transactions, the average daily balance of reverse repurchase commitments was $113.8 million.
To the extent our repurchase and reverse repurchase transactions were with the same counterparty and subject to an enforceable master netting arrangement, we could elect to offset these transactions. Consistent with past practice, we have elected not to offset these transactions and therefore report these transactions on a gross basis on our balance sheets.

Hybrid Securities Included in our fixed-maturity and equity securities are hybrid securities, which are reported at fair value at December 31:

(millions)	2016	2015
Fixed maturities:
Corporate debt securities	$40.1	$49.1
Residential mortgage-backed securities	170.5	144.3
Commercial mortgage-backed securities	0	17.3
Other asset-backed securities	8.9	11.3
Total fixed maturities	219.5	222.0
Equity securities:
Nonredeemable preferred stocks	0	50.7
Total hybrid securities	$219.5	$272.7

Certain corporate debt securities are accounted for as hybrid securities since they were acquired at a substantial premium and contain a change-in-control put option (derivative) that permits the investor, at its sole option if and when a change in control is triggered, to put the security back to the issuer at a 1% premium to par. Due to this change-in-control put option and the substantial market premium paid to acquire these securities, there is the potential that the election to put, upon the change in control, would result in an acceleration of the recognition of the remaining premium paid on these securities in our results of operations. This would result in a loss of $3.0 million as of December 31, 2016, if all of these bonds experienced a simultaneous change in control and we elected to exercise all of our put options. The put feature limits the potential loss in value that could be experienced in the event a corporate action occurs that results in a change in control that materially diminishes the credit quality of the issuer. We are under no obligation to exercise the put option we hold if a change in control occurs.
The residential mortgage-backed securities accounted for as hybrid securities are obligations of the issuer with payments of principal based on the performance of a reference pool of loans. This embedded derivative results in the securities incorporating the risk of default from both the issuer and the related loan pool.
During 2016, we sold the commercial mortgage-backed securities referred to in the table above. These securities contained fixed interest rate reset features that would have increased the coupons in the event the securities were not fully paid off on the anticipated repayment date. These reset features had the potential to more than double our initial purchase yield for each security.
The other asset-backed security in the table above represents one hybrid security that was acquired at a deep discount to par due to a failing auction, and contains a put option that allows the investor to put that security back to the auction at par if the auction is restored. This embedded derivative had the potential to more than double our initial investment yield at acquisition.
During 2016, we sold the remaining nonredeemable preferred stocks referred to in the table above. These securities were perpetual preferred stocks with fixed-rate coupons that have call features, whereby the change in value of the call features is a component of the overall change in value of the preferred stocks.
Fixed Maturities  The composition of fixed maturities by maturity at December 31, 2016, was:

(millions)	Cost	Fair Value
Less than one year	$3,680.5	$3,682.1
One to five years	9,324.7	9,298.2
Five to ten years	3,226.9	3,197.3
Ten years or greater	55.0	66.2
Total	$16,287.1	$16,243.8

Asset-backed securities are classified in the maturity distribution table based upon their projected cash flows. All other securities that do not have a single maturity date are reported based upon expected average maturity. Contractual maturities may differ from expected maturities because the issuers of the securities may have the right to call or prepay obligations.

Gross Unrealized Losses  As of December 31, 2016, we had $137.7 million of gross unrealized losses in our fixed-income securities (i.e., fixed-maturity securities, nonredeemable preferred stocks, and short-term investments) and $2.1 million in our common equities. We currently do not intend to sell the fixed-income securities and determined that it is more likely that we will not be required to sell these securities for the period of time necessary to recover their cost bases. A review of our fixed-income securities indicated that the issuers were current with respect to their interest obligations and that there was no evidence of deterioration of the current cash flow projections that would indicate we would not receive the remaining principal at maturity. For common equities, 95% of our common stock portfolio was indexed to the Russell 1000; as such, this portfolio may contain securities in a loss position for an extended period of time, subject to possible write-downs, as described below. We may retain these securities as long as the portfolio and index correlation remain similar. To the extent there is issuer-specific deterioration, we may write-down the securities of that issuer. The remaining 5% of our common stocks were part of a managed equity strategy selected and administered by an external investment advisor. If our review of loss position securities were to indicate there was a fundamental, or market, impairment on these securities that was determined to be other-than-temporary, we would recognize a write-down in accordance with our stated policy.
The following tables show the composition of gross unrealized losses by major security type and by the length of time that individual securities have been in a continuous unrealized loss position:

	Total No. of Sec.	Total Fair Value	Gross Unrealized Losses	Less than 12 Months			12 Months or Greater
($ in millions)				No. of Sec.	Fair Value	Unrealized Losses	No. of Sec.	Fair Value	Unrealized Losses
December 31, 2016
Fixed maturities:
U.S. government obligations	30	$2,774.0	$(29.1)	30	$2,774.0	$(29.1)	0	$0	$0
State and local government obligations	618	1,497.9	(20.7)	584	1,404.3	(19.6)	34	93.6	(1.1)
Corporate debt securities	184	2,615.1	(24.3)	175	2,559.9	(24.0)	9	55.2	(0.3)
Residential mortgage-backed securities	178	917.7	(15.0)	69	175.8	(1.1)	109	741.9	(13.9)
Agency residential pass-through obligations	55	36.0	(0.6)	48	33.9	(0.6)	7	2.1	0
Commercial mortgage-backed securities	111	1,347.3	(25.5)	85	1,061.2	(22.9)	26	286.1	(2.6)
Other asset-backed securities	103	1,605.2	(4.4)	89	1,423.3	(3.9)	14	181.9	(0.5)
Redeemable preferred stocks	2	31.0	(2.0)	0	0	0	2	31.0	(2.0)
Total fixed maturities	1,281	10,824.2	(121.6)	1,080	9,432.4	(101.2)	201	1,391.8	(20.4)
Equity securities:
Nonredeemable preferred stocks	13	329.6	(16.1)	8	175.2	(3.8)	5	154.4	(12.3)
Common equities	75	22.1	(2.1)	69	19.7	(1.7)	6	2.4	(0.4)
Total equity securities	88	351.7	(18.2)	77	194.9	(5.5)	11	156.8	(12.7)
Total portfolio	1,369	$11,175.9	$(139.8)	1,157	$9,627.3	$(106.7)	212	$1,548.6	$(33.1)

	Total No. of Sec.	Total Fair Value	Gross Unrealized Losses	Less than 12 Months			12 Months or Greater
($ in millions)				No. of Sec.	Fair Value	Unrealized Losses	No. of Sec.	Fair Value	Unrealized Losses
December 31, 2015
Fixed maturities:
U.S. government obligations	22	$897.1	$(0.6)	22	$897.1	$(0.6)	0	$0	$0
State and local government obligations	290	606.7	(3.7)	264	500.7	(2.6)	26	106.0	(1.1)
Corporate debt securities	215	2,580.6	(33.0)	197	2,294.6	(25.2)	18	286.0	(7.8)
Residential mortgage-backed securities	188	1,294.7	(20.6)	115	493.4	(3.7)	73	801.3	(16.9)
Agency residential pass-through obligations	61	84.9	(1.1)	61	84.9	(1.1)	0	0	0
Commercial mortgage-backed securities	207	2,046.5	(29.4)	171	1,694.6	(25.8)	36	351.9	(3.6)
Other asset-backed securities	101	1,548.6	(5.1)	92	1,472.0	(4.5)	9	76.6	(0.6)
Redeemable preferred stocks	9	199.4	(43.3)	6	119.4	(14.5)	3	80.0	(28.8)
Total fixed maturities	1,093	9,258.5	(136.8)	928	7,556.7	(78.0)	165	1,701.8	(58.8)
Equity securities:
Nonredeemable preferred stocks	10	301.8	(15.7)	5	124.2	(1.7)	5	177.6	(14.0)
Common equities	64	164.8	(14.2)	60	161.4	(14.2)	4	3.4	0
Total equity securities	74	466.6	(29.9)	65	285.6	(15.9)	9	181.0	(14.0)
Total portfolio	1,167	$9,725.1	$(166.7)	993	$7,842.3	$(93.9)	174	$1,882.8	$(72.8)

During 2016, the number of securities in our fixed-maturity portfolio with unrealized losses increased, primarily in the less than 12 month segment of the table, as a result of rising interest rates since December 31, 2015. We had no material decreases in valuation as a result of credit rating downgrades on our fixed-maturity securities during the year. All of the fixed-maturity securities in an unrealized loss position at December 31, 2016 in the table above are current with respect to required principal and interest payments. Unrealized losses on our nonredeemable preferred stocks related to 13 issues with unrealized losses, averaging approximately 5% of our total cost of those securities. We reviewed these securities and concluded that the unrealized losses are market-related adjustments to the values, which were determined not to be other-than-temporary; we expect to recover our initial investments on these securities. The number of issuers with unrealized losses in our common stock portfolio increased during 2016. A review of the securities in a loss position did not uncover fundamental issues with the issuers that would indicate other-than-temporary impairments existed. Additionally, market expectations for recovery in the next 12 months would put the fair values at or above our current book values. Lastly, we determined, as of the balance sheet date, that it was not likely these securities would be sold prior to that recovery.

Other-Than-Temporary Impairment (OTTI)  The following table shows the total non-credit portion of the OTTI recorded in accumulated other comprehensive income, reflecting the original non-credit loss at the time the credit impairment was determined (i.e., unadjusted for valuation changes subsequent to the original write-down):

	December 31,
(millions)	2016	2015
Fixed maturities:
Residential mortgage-backed securities	$(43.3)	$(43.3)
Commercial mortgage-backed securities	(0.6)	(0.6)
Total fixed maturities	$(43.9)	$(43.9)

The following tables provide rollforwards of the amounts related to credit losses recognized in earnings for the periods ended December 31, 2016, 2015, and 2014, for which a portion of the OTTI losses were also recognized in accumulated other comprehensive income at the time the credit impairments were determined and recognized:

(millions)	Residential Mortgage- Backed	Commercial Mortgage- Backed	Total
Total at December 31, 2015	$12.4	$0.4	$12.8
Reductions for securities sold/matured	0	0	0
Change in recoveries of future cash flows expected to be collected[1,2]	(1.3)	0	(1.3)
Total at December 31, 2016	$11.1	$0.4	$11.5

(millions)	Residential Mortgage- Backed	Commercial Mortgage- Backed	Total
Total at December 31, 2014	$12.7	$0.4	$13.1
Reductions for securities sold/matured	(1.4)	0	(1.4)
Change in recoveries of future cash flows expected to be collected[1,2]	1.1	0	1.1
Total at December 31, 2015	$12.4	$0.4	$12.8

(millions)	Residential Mortgage- Backed	Commercial Mortgage- Backed	Total
Total at December 31, 2013	$19.2	$0.4	$19.6
Reductions for securities sold/matured	(0.1)	0	(0.1)
Change in recoveries of future cash flows expected to be collected[1,2]	(6.4)	0	(6.4)
Total at December 31, 2014	$12.7	$0.4	$13.1

[1] Reflects expected recovery of prior period impairments that will be accreted into income over the remaining life of the security.
[2] Includes $1.9 million, $2.9 million, and $4.3 million at December 31, 2016, 2015, and 2014, respectively, recognized in income in excess of the cash flows expected to be collected at the time of the write-downs.
During 2016, we recorded $25.4 million in write-downs on securities in our redeemable preferred stock portfolio. These securities had been in an unrealized loss position for greater than 12 months. During the year, we determined that we did not intend to hold these securities for the period of time necessary to recover their respective cost bases, given our evaluation of the length of time for such recovery.
For the remaining securities in our fixed-income portfolio, although we determined it is more likely that we will not be required to sell the securities prior to the recovery of their respective cost bases (which could be maturity), we are required to measure the amount of potential credit losses on the securities that were in an unrealized loss position. In that process, we considered a number of factors and inputs related to the individual securities. The methodology and significant inputs used to measure the amount of credit losses in our portfolio included: current performance indicators on the business model or underlying assets (e.g., delinquency rates, foreclosure rates, and default rates); credit support (via current levels of subordination); historical credit ratings; and updated cash flow expectations based upon these performance indicators. In order to determine the amount of credit loss, if any, the net present value of the cash flows expected (i.e., expected recovery value) was calculated using the current book yield for each security, and was compared to its current amortized value. In the event that the net present value was below the amortized value, a credit loss would be deemed to exist, and the security would be written down. We did not have any credit impairment write-downs for the periods ended December 31, 2016, 2015 or 2014.
Realized Gains (Losses)  The components of net realized gains (losses) for the years ended December 31, were:

(millions)	2016	2015	2014
Gross realized gains on security sales
Fixed maturities:
U.S. government obligations	$24.6	$17.5	$24.0
State and local government obligations	16.0	7.8	9.3
Corporate and other debt securities	43.3	31.2	37.2
Residential mortgage-backed securities	2.4	4.9	2.7
Agency residential pass-through obligations	0.1	0	0
Commercial mortgage-backed securities	13.3	15.7	17.0
Redeemable preferred stocks	20.9	0.1	2.7
Total fixed maturities	120.6	77.2	92.9
Equity securities:
Nonredeemable preferred stocks	11.9	65.3	90.0
Common equities	61.3	50.4	107.3
Short-term investments	0.1	0	0
Subtotal gross realized gains on security sales	193.9	192.9	290.2
Gross realized losses on security sales
Fixed maturities:
U.S. government obligations	(2.4)	(0.9)	(7.6)
State and local government obligations	(1.6)	(0.3)	(0.5)
Corporate and other debt securities	(2.5)	(5.0)	(2.8)
Residential mortgage-backed securities	0	(0.4)	(0.2)
Agency residential pass-through obligations	(0.2)	(0.4)	0
Commercial mortgage-backed securities	(5.6)	(1.3)	(8.3)
Redeemable preferred stocks	(6.6)	0	(3.2)
Total fixed maturities	(18.9)	(8.3)	(22.6)
Equity securities:
Nonredeemable preferred stocks	(5.3)	(3.2)	0
Common equities	(15.7)	(38.4)	(7.3)
Short-term investments	(0.1)	0	0
Subtotal gross realized losses on security sales	(40.0)	(49.9)	(29.9)
Net realized gains (losses) on security sales
Fixed maturities:
U.S. government obligations	22.2	16.6	16.4
State and local government obligations	14.4	7.5	8.8
Corporate and other debt securities	40.8	26.2	34.4
Residential mortgage-backed securities	2.4	4.5	2.5
Agency residential pass-through obligations	(0.1)	(0.4)	0
Commercial mortgage-backed securities	7.7	14.4	8.7
Redeemable preferred stocks	14.3	0.1	(0.5)
Total fixed maturities	101.7	68.9	70.3
Equity securities:
Nonredeemable preferred stocks	6.6	62.1	90.0
Common equities	45.6	12.0	100.0
Subtotal net realized gains (losses) on security sales	153.9	143.0	260.3
Other-than-temporary impairment losses
Fixed maturities:
Redeemable preferred stocks	(25.3)	0	0
Total fixed maturities	(25.3)	0	0
Equity securities:
Common equities	(0.3)	(8.7)	(7.2)
Subtotal investment other-than-temporary impairment losses	(25.6)	(8.7)	(7.2)
Other asset impairment	(59.7)	0	0
Subtotal other-than-temporary impairment losses	(85.3)	(8.7)	(7.2)
Other gains (losses)
Hybrid securities	2.1	(1.3)	30.5
Derivative instruments	(20.0)	(20.7)	(64.1)
Litigation settlements	0.4	0.4	4.7
Subtotal other gains (losses)	(17.5)	(21.6)	(28.9)
Total net realized gains (losses) on securities	$51.1	$112.7	$224.2

Gross realized gains and losses were predominantly the result of sales transactions in our fixed-income portfolio related to movements in credit spreads and interest rates and sales from our equity portfolios. In addition, gains and losses reflect recoveries from litigation settlements related to investments and holding period valuation changes on hybrids and derivatives. Also included are write-downs for securities determined to be other-than-temporarily impaired. The other asset impairment relates to renewable energy investments, which are reflected in "other assets" on the balance sheet, under which the future pretax cash flows are expected to be less than the carrying value of the assets.
Net Investment Income  The components of net investment income for the years ended December 31, were:

(millions)	2016	2015	2014
Fixed maturities:
U.S. government obligations	$18.2	$28.3	$46.2
State and local government obligations	52.3	60.7	50.1
Foreign government obligations	0.4	0.4	0.4
Corporate debt securities	110.7	102.4	82.1
Residential mortgage-backed securities	46.1	52.2	44.9
Agency residential pass-through obligations	1.2	2.1	0
Commercial mortgage-backed securities	81.6	74.6	66.0
Other asset-backed securities	28.0	22.0	16.7
Redeemable preferred stocks	14.9	15.0	15.5
Total fixed maturities	353.4	357.7	321.9
Equity securities:
Nonredeemable preferred stocks	48.6	43.7	38.6
Common equities	57.2	51.0	46.6
Short-term investments	19.7	2.2	1.3
Investment income	478.9	454.6	408.4
Investment expenses	(22.4)	(22.8)	(18.9)
Net investment income	$456.5	$431.8	$389.5

The amount of investment income (interest and dividends) we recognize varies from year to year based on the average assets during the year and the book yields of the securities in our portfolio. In addition to proceeds from debt offerings in each of the last three years, the increase in our portfolio’s average assets in 2016, compared to 2015, was the result of strong underwriting premium growth. The increase in investment income from our portfolio’s growth was slightly offset by a lower portfolio yield due to the sharp decline in interest rates (which was prevalent during most of 2016), affecting investment yields on new cash and portfolio turnover, as well as our decision to shorten our portfolio duration early in the year and invest in a higher amount of short-term paper which have lower overall yields. The increase in income in 2015 over 2014 reflects the acquisition of a controlling interest in ARX, strong underwriting profitability, and a slight increase in portfolio yields compared to 2014.
Trading Securities  At December 31, 2016 and 2015, we did not hold any trading securities and we did not have any net realized gains (losses) on trading securities for the years ended December 31, 2016, 2015, and 2014.
Derivative Instruments  For all derivative positions discussed below, realized holding period gains and losses are netted with any upfront cash that may be exchanged under the contract to determine if the net position should be classified either as an asset or liability. To be reported as a net derivative asset and a component of the available-for-sale portfolio, the inception-to-date holding period (realized) gain on the derivative position at period end would have to exceed any upfront cash received. On the other hand, a net derivative liability would include any inception-to-date realized loss plus the amount of upfront cash received (or netted, if upfront cash was paid) and would be reported as a component of other liabilities. These net derivative assets/liabilities are not separately disclosed on the balance sheet due to their immaterial effect on our financial condition, cash flows, and results of operations.

The following table shows the status of our derivative instruments at December 31, 2016 and 2015, and for the years ended December 31, 2016, 2015, and 2014:

(millions)					Balance Sheet[2]			Comprehensive Income Statement
	Notional Value[1]					Assets (Liabilities) Fair Value		Pretax Net Realized Gains (Losses)
								Years ended
	December 31,					December 31,		December 31,
Derivatives designated as:	2016	2015	2014	Purpose	Classification	2016	2015	2016	2015	2014
Hedging instruments
Closed:
Ineffective cash flow hedge	$370	$18	$44	Manage interest rate risk	NA	$0	$0	$(1.3)	$0.2	$0.5
Non-hedging instruments
Assets:
Interest rate swaps	0	750	750	Manage portfolio duration	Investments - fixed maturities	0	4.4	0	(23.4)	(64.6)
Closed:
Interest rate swaps	750	0	0	Manage portfolio duration	NA	0	0	(19.0)	0	0
U.S. Treasury Note futures	135	691	0	Manage portfolio duration	NA	0	0	0.3	2.5	0
Total	NA	NA	NA			$0	$4.4	$(20.0)	$(20.7)	$(64.1)

[1] The amounts represent the value held at year end for open positions and the maximum amount held during the year for closed positions.
2 To the extent we held both derivative assets and liabilities with the same counterparty that were subject to an enforceable master netting arrangement, we reported them on a gross basis on our balance sheets, consistent with our historical presentation.
NA = Not Applicable
CASH FLOW HEDGES

During 2016, we entered into a $350 million forecasted transaction to hedge against a possible rise in interest rates in anticipation of a debt offering under which we issued $500 million of 2.45% Senior Notes due 2027. When the contract was closed, the $1.4 million loss on the derivative was immediately recognized as a realized loss.
The remaining portion of our ineffective cash flow hedge, which is reflected in the table above, resulted from the repurchase of a portion of our 6.70% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 during all three years presented, and we reclassified the unrealized gain on forecasted transactions to net realized gains on securities.
During 2016, we reclassified $1.9 million from accumulated other comprehensive income to interest expense on our closed debt issuance cash flow hedges, compared to $1.8 million during 2015 and $2.0 million during 2014.
See Note 4 – Debt for further discussion.
INTEREST RATE SWAPS and U.S. TREASURY FUTURES

We use interest rate swaps and treasury futures contracts from time to time to manage the fixed-income portfolio duration. During 2016, we closed all of our remaining interest rate swap positions and, at December 31, 2016, did not have a cash collateral balance. At December 31, 2015 and 2014, we held interest rate swap positions for which we were paying a fixed rate and receiving a variable rate, effectively shortening the duration of our fixed-income portfolio. As of December 31, 2015 and 2014, the balance of the cash collateral that we had received from the applicable counterparty on our then open positions was $4.9 million and $16.1 million, respectively. We opened and closed treasury futures during 2016 and 2015; no positions were outstanding at either year end.